UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Definitive Proxy Statement

Definitive Additional Materials

☒ Soliciting Material under §240.14a-12

Synchronoss Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Employee Note

To: Global Team
From: Office of the CEO
Subject: Business Update
Distribution: Following Press Release

Team,
Today we announced an important milestone for Synchronoss and our future. We’ve entered into a definitive agreement to sell the company to Lumine Group Inc. (“Lumine”), in a strategic move to open new pathways for growth and further elevate Synchronoss, our people, and our product as driving forces shaping personal cloud. Read today’s press release here.
Lumine, a global acquirer of communications and media software businesses, should be a familiar name to most of you. Our relationship with Lumine dates back to 2023 when we divested our Messaging and NetworkX businesses to them. As you may recall, unlike most private equity firms, Lumine is structured as a “permanent owner,” meaning it has a buy and hold strategy.
Our interest in partnering with Lumine on our Cloud business stems from the success of our 2023 transaction, their philosophy to invest in growth, and our shared vision to capitalize on the increasing demand for cloud services. Under the agreement, Lumine will acquire our cloud product, operations, and supporting teams. Synchronoss will be run as decentralized Business Unit, consistent with Lumine Group’s strategy across its 32 operating companies. We expect the transaction to close in the first half of 2026, and I firmly believe our shift to Lumine will be advantageous for our employees and customers.
I understand that today’s announcement may be unexpected and will naturally raise questions, especially around what impact, if any, it may have on your position at Synchronoss. Although we are still working through details, our goal is for business to continue as usual, with minimal changes to current roles and responsibilities. I’ve met with the Lumine COO, Tony Garcia, and CEO, David Nyland, on several occasions and know they share in our vision and enthusiasm for what’s to come next for Synchronoss as part of Lumine Group’s portfolio of companies.
We expect this kind of news will generate external interest from media and other interested parties, and we ask that you please forward any inquiries to Jeff or Lou. Questions related to internal communications should be directed to Chrissy or Mina.
What’s Next
I will host a Global Sync Up later today – calendar invites to follow. We will use this time to discuss our decision to enter into this agreement and engage in additional dialog about the transaction. In the meantime, please see the attached FAQ, which highlights key items that may be top of mind.

I look forward to continuing the discussion.
Jeff

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

External Communications Email Template

VERSION 1: Short Update (AM/Director-Friendly)
Subject: Update From Synchronoss

Hi [Name],

I wanted to share an important update directly with you. Earlier today, Synchronoss announced that we have entered into an agreement to be acquired by Lumine Group, a long-term operator of communications and media software businesses.

There is no change to your existing services, support relationships, roadmaps, or operational commitments. The Synchronoss Cloud platform and our full team will continue operating as we do today, with the added benefit of Lumine Group’s investment model and long-term ownership philosophy following closing of the transaction.

We will keep you informed as we move through the closing process, but there is no action needed on your side.

Additional details regarding this announcement are included in our press release here. If you have any questions on the news, we are available anytime.

Thank you, [Name] [Title] Synchronoss

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements.

Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

VERSION 2: Standard Executive Version (VP-Level Communication)
Subject: Synchronoss Announcement and Customer Continuity

Dear [Name],

I wanted to personally inform you that Synchronoss has signed a definitive agreement to be acquired by Lumine Group, a global leader in communications and media software companies.
For our customers, including [Operator Name], nothing changes. Your current platform, support team, SLAs, roadmap commitments, and operations all remain in place. Synchronoss will continue operating under its brand, and our cloud organization will maintain full continuity throughout the transition.

Lumine Group is known for its long-term investment approach and for strengthening established communications software platforms. We believe their backing will further enhance our ability to support your needs over the long term.

Additional details regarding this announcement are included in our press release here. If you have any questions on the news, please feel free to reach out to me directly.

Warm regards, [Name] [Title] Synchronoss

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and

Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Investor Q&A

The Following Q&As were made available by Synchronoss Technologies, Inc.

Q: Is there certainty of close?
A: “The transaction is subject to stockholder approval, regulatory approvals, and other customary closing conditions. Upon the satisfaction of these closing conditions and approvals, we expect the transaction to close thereafter in accordance with the terms of the definitive agreement.”
Q: How was this price reached? Is there any chance of it changing?
A: “The price per share was negotiated with Lumine Group and agreed upon following our Board’s evaluation of a full range of financial and strategic alternatives to maximize value for Synchronoss’ stockholders. Other than the potential reduction by a proportionate amount of certain Company transaction expenses, if any, in excess of a certain threshold, the price per share will not change otherwise.”
Q: Can Lumine Group terminate the transaction at this point?
A: “There are certain events that would allow Lumine Group to terminate the transaction pursuant to the terms of the definitive agreement.”
Q: What is the timeline for mailing proxy materials to stockholders?
A: "We plan to file a preliminary proxy statement with the SEC within 20 calendar days of signing, and proxy materials will be mailed to stockholders after the definitive proxy statement is filed."
Q: How will the cash payment be distributed to stockholders?
A: "Following the closing, the paying agent will distribute the cash payments to stockholders of record. To the extent that you hold Synchronoss common stock in certificated form, please do not send us your stock certificates at this time. You will receive separate correspondence from the paying agent regarding this exchange process following the closing."
Q: What is the timeline for integration planning activities?
A: "Integration planning commenced immediately after signing with joint steering committees established. We're conducting planning sessions, systems mapping, and cultural integration workshops. Detailed integration plans are expected to be finalized prior to closing."
Q: What are the procedures for handling earnings guidance and investor communications during the interim period?
A: "Our annual guidance remains unchanged, however, due to the timing of the transaction we do not anticipate having an earnings call with respect to our fourth quarter and year-end results. We’ve suspended our participation in investor events and do not intend to hold any conference calls. "
Q: What happens if stockholders vote against the transaction?
A: "If stockholders do not approve the merger, the parties may terminate the agreement. However, our board recommends the transaction, and we are confident in securing the required stockholder approval."

Q: What are the tax implications for stockholders?
A: "This is a taxable transaction for stockholders. Specific tax consequences will depend on individual circumstances, and we recommend stockholders consult their tax advisors for personalized guidance."
Q: How do you expect the market to react to this acquisition?
A: "This transaction represents a premium of approximately 70% over the closing price of Synchronoss’ shares as of close on Wednesday, December 3, 2025, which is the last full trading day prior to the transaction announcement. We believe this offer represents significant value for our stockholders, and as such, believe investors should be enthusiastic about the deal.”
Q: What is the timeline for closing, and what regulatory or stockholder approvals are required?
A: "Now that the definitive agreement has been signed and the transaction has been announced, Synchronoss and Lumine Group will begin to prepare for closing. Synchronoss will need to file a proxy statement that will then be mailed to stockholders ahead of the stockholders meeting, which can take several months. The transaction also is subject to customary closing conditions and the approval by our stockholders. We expect the transaction to close in the first half of 2026."
Q: Who can I contact with additional questions?
A: "Please contact Lou Ferraro or Jeff Miller.”

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the

Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Employee FAQ

Question:	Answer:
What does this acquisition mean for me and my role?	Post-closing of the transaction, Synchronoss will operate as a Business Unit within the Lumine Group portfolio of companies. Operations will continue "as is", serving the same customers and executing to the same business priorities.
Will my job be affected?	We have no layoffs planned at this time. As we approach the close of the deal, we will provide material updates (if any).
Will our current severance policies and practices remain the same for people impacted and their tenure honored?	We expect base compensation and seniority levels to be carried over.
Will my service years with Synchronoss be carried over?	Yes, your Synchronoss service years in addition to any prior service with previously acquired companies will continue going forward.
Will my compensation, benefits, and stock options change?	Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.
How will this acquisition affect the company culture?	Our company culture is built by our employees and how we work together. Our fundamental business is not changing, and we plan to continue to operate and excel in the ways we have in the past, which includes prioritizing our employees and our customers.
Will I still report to the same manager?	At this time, we expect there will be no change to the reporting structure.
Will our leadership team change?	The signing of the definitive agreement is the first step in the Lumine purchase process. The transaction has not yet closed, and at this time things remain business as usual with Synchronoss being led by its current executive team.
How will the acquisition impact my career development and growth opportunities?	We continue to encourage every employee to develop their career and seek growth opportunities. Synchronoss plans to continue to offer existing employees the first opportunity to apply for open roles, and to provide training and development.
Will the company still be called Synchronoss?	Lumine sees the value in our relationships with our customers and has stated that the business will continue under the Synchronoss brand.
Will there be changes to our office locations?	At this time, there are no expectations of changes to our office locations.
Will customers notice any changes?	Lumine believes in the potential for Synchronoss' success. Our success relies on our customers' satisfaction with our products and services. Therefore, customers should not see any deprecation in service.

What will the integration process look like?	Post closing of the transaction, Synchronoss will operate as a business unit under Lumine's group of companies. Integration will include things like aligning to different reporting formats, a new HRIS, different approvals processes, and/or consolidating usage of licensed software across Lumine's portfolio. We will have more information on integration activities as transition planning progresses.
What should I do if I have questions or concerns during this transition?	Please reach out to Chrissy Gabrys or Mina Lackner.
Will there be any changes to our products or services?	There will be no changes to product or services at this time, although we are always exploring organic and inorganic opportunities for growth.
What is the timeline for the acquisition to close?	The transaction is subject to customary closing conditions, including stockholder approval and regulatory clearances. We expect the deal to close in the first half of 2026.
How can I help during this transition?	Please discuss any transition related tasks with your manager.
Will remote work or flexible work arrangements change?	Lumine continues to foster a work from home policy in all of its entities, therefore, there is no expectation that will change.
Will there be any changes to my bonus structure?	Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.
Will the 2025 bonuses be paid out as usual in 2026?	Yes, 2025 bonuses remain the same and will be paid to eligible employees.
How will the acquisition affect performance-based bonuses or incentives?	Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.
If I have stock options, how will those be handled after the acquisition?	If you hold outstanding stock options as of immediately prior to the closing of the transaction, they will be cancelled at the time of the closing of the transaction and converted into the right to receive a cash payment (without interest) equal to the excess (if any) of the per share consideration of $9.00 (as adjusted) over the exercise price of the option, multiplied by the number of vested shares subject to the option, less any applicable withholding and without interest. This cash payment, if any, for your options, will be paid as soon as practicable following closing. Each Company Stock Option with an exercise price per share equal to or greater than the Merger Consideration (as defined in the Merger Agreement) will be cancelled without consideration.

If I have restricted stock awards, how will those be handled after the acquisition?	If you hold outstanding restricted stock awards as of immediately prior to the closing of the transaction, they will be cancelled at the time of the closing of the transaction and converted into the right to receive an amount in cash (without interest) equal to (A) the Merger Consideration multiplied by (B) the number of shares of Synchronoss common stock subject to each such Company RSA, less all applicable deductions and withholdings required by law to be withheld in respect of such payment. This cash payment, if there is any, will be paid as soon as practicable following closing.
If I have performance-based cash units (PBCU), how will those be handled after the acquisition?	If you hold outstanding PBCUs as of immediately prior to the closing of the transaction, they will be cancelled at the time of the closing of the transaction and converted into the right to receive an amount in cash equal to the aggregate cash amount payable pursuant to such Company PBCU based on the achievement of the target performance criteria set forth in the applicable award agreement. This cash payment, if there is any, will be paid as soon as practicable following closing.
If I have performance-based cash awards (PBCC), how will those be handled after the acquisition?	If you hold outstanding PBCCs as of immediately prior to the closing of the transaction, they will be cancelled at the time of the closing of the transaction and receive an amount in cash equal to the aggregate cash amount payable pursuant to such Company PBCC based on the achievement of the target performance criteria set forth in the applicable award agreement. This cash payment, if there is any, will be paid as soon as practicable following closing.
Will there be any changes to how bonuses are calculated or distributed after the acquisition?	Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes.
If I don’t want to stay with the company post-acquisition, what are my options?	Employees can decide not to remain with Synchronoss at any point. Country specific notification periods may apply.
Will there be any severance or exit packages for those who choose to leave?	Severance or exit packages will not be available for those interested in resigning from the organization.
What support will be offered if I decide not to stay with the company (e.g., outplacement services, job search assistance)?	Employees can decide not to remain with Synchronoss at any point. Country specific notification periods may apply. No support services will be provided.
Can I leave voluntarily and still receive any acquisition-related bonuses, 2025 Corporate Bonus, etc.?	To be eligible for your 2025 Corporate Bonus, you must remain employed through the payout date.

If my role is impacted between close and bonus payout, what will happen to my bonus?	Employees involuntarily impacted would still be eligible to receive their 2025 bonus.
How will performance reviews and compensation decisions be handled during the transition?	All scheduled performance reviews and compensation decisions will proceed under current management and in the ordinary course of business.
What happens to product development and roadmap plans that were in progress before the transaction?	We expect to maintain business as usual and continue with 2026 planning which is already in motion.
Will this transaction impact my taxes in 2026?	Please consult your tax advisor.
How does this impact our goals and plan of record for 2026?	We will work with the Lumine leadership team as we finalize our 2026 plan of record and related bonus metrics.
How do I learn more about the Lumine group and the other companies in their portfolio?	The Lumine website provides a great deal of information about their overall philosophy and companies they own.
How will this transaction impact my health insurance in 2026?	Employee benefits will remain at the same or substantially similar levels for at least one year after the transaction closes .
What will happen to my 401k or applicable retirement savings?	Your 401(k) will remain with Fidelity and the same or substantially similar for at least one year after the transaction closes. Your 2025 401(k) match will be deposited into your account at the end of February 2026 similar to other years.
Will Lumine be consolidating office space with other facilities they have?	At this time, there are not expected to be office consolidations.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Account Customer Facing Q&A

Synchronoss Acquisition FAQ
1. What was announced today?
Synchronoss announced that it has signed a definitive agreement to be acquired by Lumine Group, a global operator of communications and media software businesses. The transaction is subject to customary closing conditions, regulatory clearances and stockholder approval.
2. What does this mean for our customers?
There is no change to service delivery or customer commitments. It’s business as usual. We remain deeply committed to delivering on our current and future product roadmaps and commitments.
Customers should expect complete continuity.
3. Will platform operations or performance be impacted?
No. There is no operational impact to the Synchronoss Cloud platform or any customer deployment. All services, data flows, infrastructure, redundancy, and security controls remain unchanged.
4. Are any teams or contacts changing?
No changes are planned currently.
5. Will the Synchronoss brand remain?
Yes. Synchronoss will continue to operate under its brand following the closing of the acquisition.
6. Does this change long-term product roadmaps?
No. The current product roadmaps, release cycles, and commitments remain unchanged. Lumine Group’s investment philosophy is aligned with long-term stability and continuous evolution of software platforms.
7. Why is this acquisition happening?
After several years of strategic transformation, our Board of Directors determined that Lumine Group’s long-term ownership model is the best environment for Synchronoss to continue delivering secure, scalable, operator-grade cloud services for decades to come.
8. Who is Lumine Group?
Lumine Group is a global acquirer and operator of communications and media software companies.
Key traits:
•Long-term ownership model
•Investment-focused
•No forced integration
•Proven track record with carrier software companies
•Focus on stability, continuity, and global scale

9. What happens to customer contracts?
All customer contracts remain valid and unchanged. Contract terms, obligations, and SLAs stay fully intact.
10. Will data privacy or data residency be affected?
NO. All data privacy controls, data residency commitments, compliance frameworks (SOC2, ISO 27001, GDPR, DPF, etc.), and certifications remain in place.
Nothing about customer data handling changes.
11. Will billing, finance, or legal points of contact change?
Not at this time. All financial and legal processes remain the same until after close, and customers will be notified well in advance of any administrative changes (if any occur).
12. What is the expected timeline of closing?
We expect the transaction to be completed in the first half of 2026. While we expect the closing process to be smooth, the transaction is subject to satisfaction of a number of customary closing conditions, such as stockholder and regulatory approvals. There are no customer actions required.
12. What should we proactively communicate to customers?
We have sent a message to our customers informing them of the announcement. We have prepared external facing FAQs for customers who reach out with questions. These documents have been filed with the SEC.
Rather than reach out to customers and prospects proactively, it is preferred that you refer them to the press release and external FAQ that has been publicly filed if they reach out to you with questions. You can also send to them our customer letter that has also been publicly filed if you consider it would best address their questions. Explain to them that we are restricted in the information that we can provide, and they will find it in all those documents as well as our filings with the SEC which are available on our investor site at https://synchronosstechnologiesinc.gcs-web.com/
13. What if customers ask about the acquisition or our long-term ownership or strategy?
There are stringent SEC communications regulations in place that require any distributed written communications about the acquisition to be publicly filed with the SEC (including our internal announcements and this FAQ). It is okay for you to share the press release, external FAQ, customer letter and partner letter that have been publicly filed. Please note that these communications contain required disclosures and cannot be altered in any way.
14. What if customers want more details, have concerns or request a briefing?
We do not have any additional information about the announcement to share at this time. We expect to file with the SEC and distribute to our stockholders a proxy statement related to the proposed transaction. This document will include important information about the transaction and other relevant matters.
Following the closing of the transaction, which is expected to occur in the first half of 2026, we will have additional information to share with our customers, partners, prospects and employees.
15. Can I communicate this news via social media or comment on this via my social channels?

A: Under no circumstance can you communicate socially on behalf of Synchronoss or in any way that it appears that you are communicating as a representative of Synchronoss. Synchronoss has a small number of designated spokespersons who can comment on this news.
16. What should I do if I get calls from media or anyone else regarding the transaction?
A: It is very important that you do not comment on the transaction or discuss with media or outside investors. If you receive any financial or acquisition-related questions from news media, analyst or investors, please refer them to:
Lou Ferraro or Jeff Miller
17. What happens if my contract is up for renewal during the transaction period?
A: Contract renewals will proceed normally with existing terms and pricing. The transaction will not impact renewal negotiations.
18. Will I be forced to migrate to new software or platforms?
A: There are no forced migrations planned at this point. Your current systems will continue to be supported and enhanced. Any new capabilities will be offered as options, not requirements.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website

(https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Investor Talk Track

As you have probably seen, Synchronoss has entered into a definitive agreement to be acquired by Lumine Group, a global acquirer of communications and media software businesses, in an all-cash transaction that values Synchronoss at an implied equity value of approximately $116.4 million and an enterprise value of approximately $258.4M. Under the terms of the definitive agreement, Synchronoss stockholders will receive $9.00 per share in cash, subject to certain adjustments, representing a compelling premium of over 70% as of the market close on December 3, 2025. The transaction is subject to customary closing conditions including Synchronoss stockholder approval and regulatory clearances, with closing expected in the first half of 2026.
While Synchronoss has established a strong platform and top tier reputation in the white label cloud storage solution space, working with Lumine Group will provide Synchronoss access to a greater established base of customers, and larger pool of software resources and experience, to help us grow our competitive position in the marketplace.
The Synchronoss Board determined that selling the company to a strategic entity like Lumine Group would provide the resources and expertise needed to accelerate growth while delivering immediate value to stockholders.
Lumine Group's focus on vertical software businesses and their track record of scaling similar companies made them a great choice to support Synchronoss' next phase of growth and an ideal home for Synchronoss. Lumine Group was the acquirer of Synchronoss’ Messaging and NetworkX businesses in 2023, and both brands have seen success under their ownership. For these reasons, among others, the Synchronoss Board concluded that this proposed transaction provides the optimal path forward for our employees, our customers, and the future growth of our business.
The timing of this proposed transaction reflects both market dynamics and Synchronoss' solid operational performance. The cloud technology sector is undergoing rapid transformation, creating opportunities that can be capitalized on with additional investment.
For stockholders who have supported Synchronoss through its substantial transformation, we believe this transaction is attractive. The all-cash structure ensures every stockholder receives the same per-share price premium to the closing price on December 3, 2025 regardless of position size or holding period. Further, transitioning to a privately-held company under the Lumine Group umbrella will allow Synchronoss greater operating flexibility than as a public microcap company.
The transaction should also provide our customers with stability and certainty, as Lumine Group prides itself on its buy and hold forever acquisition strategy. In addition to contributing to our domain expertise, the acquisition will also provide new tools that enhance our platform as well as R&D resources that will allow us to develop and improve our products faster than before. The enhanced scale and financial flexibility that will be afforded to us by being acquired by Lumine Group will give our customers greater access to technology and resources.
The Synchronoss Board has approved the transaction and recommends that stockholders vote "FOR" the transaction. This definitive agreement provides stockholders with compelling value recognition while positioning the company for continued success under Lumine Group’s ownership. The Synchronoss Board encourages stockholders to vote their Synchronoss shares to approve this transaction that delivers both immediate returns and confidence in Synchronoss’ prospects under experienced software industry ownership.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Proposed Media Talk Points

Synchronoss to Be Acquired by Lumine Group

Media Inquiry Response

Today Synchronoss announced it has entered into a definitive agreement to be acquired by Lumine Group. As you saw from the Press Release, this is an all-cash transaction that values Synchronoss at an implied equity value of $116.4M and an Enterprise Value of approximately $258.4M. We believe this transaction is in the best interests of our shareholders, will provide for greater scalability and innovation for our customers and enable further career development and growth for our employees. Synchronoss anticipates this transaction to close in the first half of 2026, subject to satisfaction of customary closing conditions, after which Synchronoss will operate as a privately-held company as part of the Lumine Group portfolio of companies. As such, Synchronoss is unable to engage in further details on a pending transaction.

Supporting Talk Points

Transaction Overview

•Synchronoss has entered into a definitive agreement to be acquired by Lumine Group, global buy-and-hold forever acquirer of communications and media software companies.
•All-cash transaction that values Synchronoss at an implied equity value of $116.4M and approximately $258.4M enterprise value
•Shareholders will receive $9.00 per share, subject to certain adjustments, representing a compelling premium to recent trading levels.
•Expected closing: First half of 2026, subject to customary closing conditions, including stockholder approvals and regulatory clearances.

Strategic Rationale

•Lumine Group brings deep expertise in operating and scaling vertical software businesses, specifically focused within the communications and media software space.
•Proven success with Synchronoss’ Messaging and NetworkX businesses, acquired in 2023.
•Partnership enhances long-term growth opportunities and strengthens Synchronoss’ position in the white-label cloud market.

Benefits to Stakeholders

•Stockholders: Immediate, certain value at an attractive premium.
•Employees: Access to broader resources and long-term stability under Lumine Group’s “buy-and-hold” strategy.
•Customers: Continuity of all services and commitments, supported by enhanced security tools, expanded R&D capabilities, and faster product innovation.
•End-Users: No change to access or experience, with long-term benefits from ongoing platform stability, enhanced safeguards, and continued product evolution.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Social Media

Synchronoss LinkedIn
Exciting day for #Synchronoss as we embark on a new chapter, to take our company private under the #LumineGroup portfolio of companies. Lumine is well known for its buy-and-hold forever strategy and has a great track record of opening new pathways for success by investing in people and solutions that strengthen businesses and drive growth. We expect the transaction to close in the first half of 2026 and believe our shift to Lumine will be advantageous for our employees and customers. As we embrace the opportunities ahead and continue to capitalize on the increasing demand for cloud services across industries, we are confident our people and our products will continue to lead the way, shaping the future of cloud storage solutions.
https://synchronosstechnologiesinc.gcs-web.com/news-and-events/press-releases
https://synchronosstechnologiesinc.gcs-web.com/legal-legend

X
Exciting day for Synchronoss as we embark on a new chapter to take our company private under the Lumine Group. We expect the deal to close in 1H 26 and look forward to shaping the future of cloud storage solutions.
https://synchronosstechnologiesinc.gcs-web.com/news-and-events/press-releases
https://synchronosstechnologiesinc.gcs-web.com/legal-legend

Jeff LinkedIn
Exciting day for #Synchronoss as we embark on a new chapter, to take our company private under the #LumineGroup portfolio of companies. This milestone represents what we believe is a tremendous opportunity for our company to accelerate innovation, expand our market reach, and provide additional resources to drive our growth strategy. We expect the deal to close in the first half of 2026, and firmly believe our shift to the Lumine Group will be advantageous for customer and employees – as we continue to shape the future of cloud storage solutions.
https://synchronosstechnologiesinc.gcs-web.com/news-and-events/press-releases
https://synchronosstechnologiesinc.gcs-web.com/legal-legend

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the

Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine, Skyfall Merger Sub, Inc., and the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Synchronoss and Lumine (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the

“SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Company Update Presentation - SyncUp All Hands, ESLT Meeting

AGENDA

01 TODAY'S ANNOUNCEMENT

02 ABOUT LUMINE

03 KEY STAKEHOLDERS

04 TIMELINE & NEXT STEPS

tial

synchronoss

Today's Announcement

LUMINE TO ACQUIRE SYNCHRONOSS

01 Synchronoss operate in a decentralized model under its heritage brand.

02 Benefit from mentoring and cross-company collaboration, enabled by Lumine's Playbook, developed from learnings across over 600+ acquisitions.

03 Leverage Lumine's communications and media ecosystem and its network of 1,500+ global service and content providers.

04 Advantageous for employees and customers

05 Join 3,300+ Staff Across 50+ countries, through minimal integration

06 Expect the deal to close in 1H 2026.

6

© 2025 Synchronoss Technologies, Inc. All Rights Reserved.

Confidential

synchronoss

Key Stakeholders & Impact

Employees

- Plan to continue business as usual
  - Minimal change to roles and responsibilities
  - No current plans to change benefits or compensation for at least a year after close
  - No current plans to change flex work policy
  - No current plans to change PTO policy
  - No current plans to change reporting structure
  - Plan to pay 2025 bonuses in Q1 2026 to eligible employees
  - 2026 Merit upon approval of 2026 budget planning
- Career development with increased options for Learning and Development
- Access to global network and resources
- Increased stability and opportunity to accelerate innovation through company investment in new technologies and partnerships.

Customers / Prospects

- Software for Life - assurance the software customers rely on will not be resold, providing security and stability
- No Customer Disruption - Business as Usual through transition with core focus remaining on ensuring SLAs are met.
- Access to a Global Network and Expertise - deep domain expertise across various communications sub verticals
- Improved Operational Performance and Security - with more advanced tools and technologies to strengthen system protection and help safeguard digital assets
- Enhanced Product Innovation - acceleration of product advancements and development through Lumine's capital and R&D expertise
- Scalability & Maturity - financial and operational expertise from Lumine enables possibility for growth and scale systematically

Together we expect to fuel global growth, unlock new subscriber bases, strengthen our technical leadership, and create value for employees, customers and investors.

7
© 2025 Synchronoss Technologies, Inc. All Rights Reserved.
Confidential
synchronoss

Synchronoss to Join Lumine Group

- 12/3/25 a definitive agreement has been entered for Lumine to acquire Synchronoss
- 1H26 – anticipated finalization and deal closure pending customary closing conditions, including Synchronoss stockholder approval
  - Upon completion, Synchronoss becomes a privately-held company
  - Anticipate no major changes or disruptions to our plan, our organization or to our customers and partners
- We believe our constituents will benefit once this transaction closes

Employees

- **Career development -** increased options for Learning and Development with access to global network and resources
- **Accelerate innovation -** through advanced technologies and partnerships at scale

Customers

- **Software for Life -** never resold
- **Global Network and Expertise -** access to deep domain expertise worldwide
- **Advanced system protection -** Cutting edge tools to secure digital assets
- **Enhanced Product Innovation -** faster development powered by Lumine's capital and R&D
- **Scalability & Maturity -** Lumine's financial and operational expertise drives systematic growth

Shareholders

- **Immediate Value –** 70% premium at $9 per share to closing price per share on 12/3*
- **All CASH structure -** same attractive price per share regardless of position size or holding period
- **Future Value Creation -** eliminates public company complexities

LUMINE

8

© 2025 Synchronoss Technologies, Inc. All Rights Reserved.

Confidential

synchronoss

* The $9.00 per share purchase price will be reduced by a proportionate amount of certain Synchronoss transaction expenses, if any, in excess of a certain threshold, as set forth in the merger agreement.

Next Steps: Integration Roadmap

01
Step
02
Step
03
Step
04
Step
05
Step
06
Step
07
Step

REMAIN FOCUSED ON 2025 DELIVERABLES

CLOSE NEW BUSINESS, FOCUSED ON CUSTOMER OPPORTUNITIES IN THE CURRENT PIPELINE FOR 2026 GROWTH

FINALIZE 2026 COMPANY OBJECTIVES AND BUDGETS

CONTINUE INNOVATION ON CLOUD ROADMAP WITH FOCUS ON INTEGRATING AI INTO OUR PRODUCTS AND PROCESSES

FOLLOWING CLOSE, WIND DOWN OF PUBLIC COMPANY REGULATORY AND COMPLIANCE REQUIREMENTS

CONTINUE TO EMBRACE OUR CULTURE THROUGH SYNC UPS, SYNC SOCIALS, SYNC CARES, ETC.

CONTINUE TO INVEST IN EMPLOYEES' L&D OPPORTUNITIES

LUMINE

The future is bright

A home for communications and media innovators.

10

Transcript of SyncUp All Hands Presentation

Jeff Miller: Good morning, good afternoon, good evening, thank you for joining Synchronoss Team. I realize that you have not had a tremendous forewarning about today's discussion, so we're going to give it a couple of minutes for people to be able to join the bridge. So bear with us for just a minute or so before we get started with today's program. The numbers are climbing rapidly. And I want to thank you all, and appreciate the fact that on very short notice. We're assembling a very large percentage of the overall team. For those of you who have joined. You'll also note that we are recording today's program. And we will, also be publishing the transcript of this program at a later date, so I just want to call that to your attention. Our numbers are starting to slow down a little bit. So, give us about maybe one more minute. And we will get started with today's discussion. Alright. Yeah, we're still climbing. Which is good. All right, one more reminder for folks. I think we're going to go ahead and get started. We are recording today's program. I want to thank you all for coming together on very short notice for what is an important and transformational update on Synchronous, and our new partnership with the Lumine Group. As you've probably seen, Synchronoss has now entered into a definitive agreement to be acquired by Lumine Group.

Tony Garcia: A leading software-focused investment firm.

Jeff Miller: In an all-cash transaction, that values Synchronoss… And an implied equity value of $116.4 million, and an enterprise value of $258 million. What that translates to, to you and other shareholders is a $9 per share price as a cash purchase of the company. What we'll do today, is step through an agenda that familiarizes you a bit more with today's announcement and the Lumine Group, and talk about next steps. So, today's announcement will be straightforward, and it is just the beginning of what will be an extended communication process that will continue for many weeks and months to come.

Most of you are well familiar with Lumine. But we are honored today to have with us the CEO of the Lumine Group, David Nyland, and the Chief Operating Officer for the Lumine Group, Tony Garcia. We'll talk a bit more about the Lumine Group, and they will look forward to adding their own words to the transaction and the announcement made today. Then we'll talk a bit about the key stakeholders, and how this announcement is going to impact them. That includes our employees, of course, our customers, and our shareholders. And then we'll share with you a preliminary timeline, such that you can better understand expectations and kind of where we go from here on today's announcement. So if you go on to the next page for a second, Lauren. There is a rather extensive legal disclosure, and I have no intention to read it. I want you to know, however, that today's program is being recorded. And that all the communications related to this transaction need to be filed on a daily basis with the SEC as new information becomes available. So, the whole program today will be recorded, a transcript of which will be submitted to the SEC later today, because all communications related to this transaction can be viewed as solicitations for the support of the transaction. I'll talk to you more about how good we feel about this, and that we have a very strong running start on shareholder support for the transaction, but I also wanted to acknowledge the way that we will be managing communications related to this in a very regulated way. We also sent out to you today, in addition to the copy of the press release, a series of FAQs, or frequently asked questions, that we think are probably top of mind. We'll do the best we can to discuss those during the course of the day today. However, this is the first communication, as I've said. I'm not expecting the Lumine leaders to answer Q&A, because this is day one of the relationship that we will continue on now forever, as you'll understand the philosophy that is used by Lumine. But we'll do the best we can today in our Q&A process. So, if you go on to the next page Lauren, we’ll go ahead and get started.

Jeff Miller: Let me first just sort of characterize what we're talking about in the announcement. We are pleased for Synchronoss to become a wholly owned subsidiary of Lumine Group, and we will operate as a standalone business unit within the broader Lumine Group. And while their leaders will give you more context, this is not their first rodeo. Lumine, over the course of the last 11 years, has acquired over 30 companies in the software and media space, and they have become a proficient leader in acquiring forever and holding those companies to improve their operational performance.So, a few characteristics about today's announcements before I turn it over to David and Tony. First off, we will operate in their decentralized model, where they protect and promote the brands of all of their companies. Synchronoss will be no exception. So, the Synchronoss brand will be maintained and promoted to the same customers and to the same employee base that we deal with today. What we'll gain access to is a vast mentoring and playbook experience that Lumine has that they leverage not only from their own portfolio of companies, but from their parent company, Constellation Software, with over 600 acquisitions under their belt of experience. So, as I said, they know how to acquire and operate entities, and make them stronger. Lumine's communications, Lumine also gets us access to a vast ecosystem, in some cases where we have common customers. And places where we may not have customers yet, but are customers of Lumine, giving us, Synchronoss, even a greater reach into the marketplace for the future success of the business. For our employees, we are going to continue to operate and run the business as usual, but we're also going to gain further access to a broader network of other businesses and other leaders. A total of 3,300 people across their global staff in 50 countries. So, the vast reach of Lumine Group, and even Constellation Software, will be something that our business will be in a position to benefit from. We'll talk more about what this really means for each of the stakeholder groups, but just in a nutshell, as included in the press release. We expect that what is announced today, which is the definitive agreement that's been reached between Lumine Group and Synchronoss, we'll close in a transaction making us part of their company and a private company from that point forward in the first half of 2026. Now, with that, just to kind of help further set the tone, I'd like to turn it over to David Nyland, CEO of the Lumine Group, for some quick comments.

David Nyland: Yeah, thank you, Jeff. Yeah, very excited, guys, to, to be here today, myself and Tony, joining Jeff and the management team to get to this point. I mean, as you can imagine, there's a lot of… a lot of things have to happen to get to where we are right now, and obviously we had to do that extremely confidentially. So…you know, a special thanks to the graciousness of the Synchronoss Management team in supporting our diligence requirements. And just managing through this journey that we're, you know, we're entering into a new phase of that journey now, which is to obviously get the transaction completed. And to start on the path of perpetual ownership, and that's what really, you know, differentiates us from other companies, is that, you know, whilst we might only be 13 years old in communications and media, as I founded the business in 2013, and soon after, I actually brought Tony on board to help me build… build Lumine. You know, it's been quite the journey, but still, you know, we've only done 32 acquisitions. Our parent, or major investor, I should say, has done, you know, well north of 600 over the years. So, just a tremendous amount of experience. But in that undertaking, we've never sold a business, so we, you know, since 1994, when Constellation was founded and did their IPO in 96, sorry, 2006, and we spun off from them and did our own IPO, in 2023, and since then, I've been a standalone business. So, they are a shareholder, but we… Lumine is now an independent public company in our own right. But as it relates to our journey, it's still early in the journey, but the brand promise we make is that is that we'll never sell a business. That, perpetual ownership really means something. So, many people might see us as an investment firm, inverted commas, but we're really a software company. You know, we're software company people. With deep experience in telecom, more recently in media. But, you know, I was working in telecom software. I'm not even going to tell you the years, because it was a long time ago as the foundation of deregulation and commercialized software started to be developed, doing provisioning and billing and, you know, cool BSS, OSS-type stuff. So that's been… and Tony joined me soon after that, actually. We've been working together for 25 years. So, we're deeply rooted in telecom and software, really understand how network operators and media businesses now work, how they think, the rollercoaster journey you go through with them. As they change strategy, as they have new CEOs, as things happen, you know, inflection points in… in the lifespan of these… of these types of operators, whether it's new mobile network tech, whether it's, you know, digitalization of the customer experience. And, you know, today, embracing AI and what that really means as they grapple with it and tried to deal with it, you know, we want to be their trusted supplier. We want to be there with the big operators, which are our customers today, will be further enhanced by a very amazing relationship you have with your customers. We know those customers very well. They're already existing, looming customers. So we, you know, our goal, our strategy is to work with those customers to understand what they need, and to be innovating with them jointly to solve their problems as they encounter them over the years, and just really build up more capabilities in the ecosystem so we can be an even bigger supplier. Because they're used to dealing with big companies that… are, you know, always changing their minds. They're buying companies, they change their mind, they sell companies. So, it's a rollercoaster for them. We're trying to be an alternate. We're trying to be different in that we'll pick up the businesses that are important to them, and we'll own them perpetually, and they don't have to worry and have the anxiety of transition. So, they know that our ownership will be, you know, continuous investment in R&D, continuous investment and supporting them. Whatever issue of the day, or whatever trend of the day that we're dealing with, that we… they can rely, that we have a long-term view on what this means to them and how we support them. Versus the instant gratification you often get from companies that are in temporary ownership, so… we think we're a safe pair of hands, we think… we think we know what we're doing. I think Jeff could attest to what he's seen so far, but, you know, we're kind of down-to-earth people. We don't get too excited about our own success. You know, we really value you know, humility, and it's hard to find. We really value it, we value curiosity as well. We think that humble, curious people will listen to customers, will innovate. And we'll just perpetually listen. And then, on top of that, we layer in the discipline of our public company with our best practices and playbook that Jeff referred to. So, you know, we're very numeric in the way we operate. We're very transparent and numeric. We hold people accountable for performance. And we celebrate performance. And it's intense, right? What we do is intense, you know, so we, you know, appetite for intensity is also very important to us. So they're the core values we operate within, the humility, the curiosity, the intensity, and the numeracy. We hold them very tight as we celebrate the evolution of people that really step up and perform, and we give them lots of opportunities to accelerate their careers, whether it's inside the company they came with, or whether it's in another operating group inside Lumine, so we really, really promote and develop people that we… they're a very valuable asset. And obviously, we… given our core values, we'd much prefer to promote from within. They take the risk of trying to bring people in from the outside, particularly in senior positions, so that's really… The big… big part of our culture, and it's something we benchmark, we focus on, we prioritize. We're all in this together, and when we do get together, we have a lot of fun, we don't take ourselves too seriously. We're not big fans of lots of layers of management. We empower companies to make decisions. When we say they're standalone and they're decentralized, we really mean it. We really want to empower them to make decisions within the parameters of our operating governance framework and obviously our metrics, and that can be very empowering. We take a lot of companies from strategics, we've done two from Nokia. Obviously, we did 3 acquisitions from Synchronoss as well, so we've got a lot of experience taking companies from prior owners, and unleashing them again, bringing their heritage brand back. You can't believe how excited a lot of customers were to see the old brands, the old, the old Synchronoss brands back with those three assets we acquired, because that's… the brand they know and they love, right? So… and so we often, you know, return companies to their heritage brands and really bring new life to that brand, new energy to that brand. I'm kind of rambling, Jeff, and I know no one's asking me questions today, and very happy to have a follow-up at some point and answer questions, but I just wanted to give you a bit of a flavor from who we are as we get started on this journey together. Very, very excited to be here.

Jeff Miller: Thank you, David. Tony?

Tony Garcia: I don't think I can add anything to that. No, I'm, you know, obviously I'm super excited, you know, to bring the family back together. To bring, you know, Synchronoss back into the team, and also, I said into the team, you know, with… with the, the previous acquisitions that we… that we, you know, that we did in 2023, and as Jeff says, you know, they've been fantastically successful, the customers are happy. You know, and they're all run independently by everybody you know. So, it will be, like, a reunion, I guess, of sorts, and very excited to get it done and get going in the new year.

Jeff Miller: Thank you both. You know, clearly you are well familiar with the fact that Synchronoss has been on a journey of its own over the course of the last 4 years. You know, clearly you are well familiar with the fact that Synchronoss has been on a journey of its own over the course of the last 4 years prioritizing our cloud business. And, I think for the members of the Synchronoss team, it's important to understand what has attracted the Lumine leadership team to Synchronoss as a cloud company are the facts that we have executed to the strategy that we intended, we've improved the profitability of the business, we've got long-term and tight relationships with our clients, and we have a leadership team, a technical team, and a global team that is attractive to them as well. So, thank you very much for your introductory comments. Let's go to the next page, Lauren, if you don't mind, just kind of talk about the implications here on our stakeholders.

Jeff Miller: Let's start with the employees. Let's start with you. First off, we are running the business as we expected to run the business. That doesn't change today, that doesn't change tomorrow. As you just heard, we are expected and accountable to make sure that we run and operate the business independently. And as such, you'll see minimal changes in roles and responsibilities at this time. The leadership team is part of what was also attractive to Lumine, so you'll see continuity of that as we transition under the Lumine umbrella. There are no major change plans at all as it pertains to benefits or compensation. In the agreement that we have, at least for a year, we will see no changes to those activities. We have alignment on that, and then we will begin the integration process with the Lumine Group along the way. We also have no current plans to change the flex work policy. Lumine has a vast global team with a lot of work from home or work-independent environments. Which I think is conducive to the flex policy that we have employed within Synchronous. And I know… I see a lot of love for that, because this is an area that we've had a lot of conversations on over the years. On other benefit plans, similar situation for PTO, reporting structures, compensations and bonuses. 2025 bonus will be paid as planned, as earned, for the full year. So we still have about 30 days to earn more of a 2025 bonus. So let's do everything we can to optimize our performance in that category. As it pertains to merit and our 2026 plans, we are in the midst of our 26 planning. That is not unusual to this circumstance, and we will determine what merit plans we have for 26 as part of that full budget process as it lands. From a career development, learning and development, you know we've prioritized this greatly over the last number of years, and it made more access to more programs, technical and otherwise, to the entire organization. By tapping into the experience, the leadership, the mentorship that's there with Lumine, I think that's only going to expand vastly, and it's going to provide people opportunities for growth. And, as you heard David indicate, we have seen people rise to higher leadership positions by virtue of the opportunities afforded to them under the Lumine umbrella. They also have a global network of resources that we'll learn from, including the playbook on how they run businesses, which I think we'll all learn from a great deal. We, as a small, micro-cap public company, have struggled at times to be in a position to have as much financial strength and flexibility as we like. I believe that the stability that is afforded to us by being part of Lumine is a foundation that is more solid than we have had for some period of time. It is going to allow the operating cash flow performance of our business to get unleashed even better, because we anticipate that we'll lower our cost to capital, and therefore, that we’ll operate… that will allow the performance of the business to improve for all stakeholders. Including our customers and prospects. For them, as you've heard, this is a firm, Lumine Group, who acquires for life. That will provide confidence and continuity for our clients with a company that has deep experience in software, decades of experience in software. So, we don't expect any disruption to customer activities. In fact, we have already been collaborating with the Lumine Group, in particular, around our key customers, such as Verizon, to ensure their very strong support for this transaction, which has been evident from our conversations. All of the other resources that we'll talk about, the global network and the expertise that exists within Lumine we’ll just begin to tap as we get the integration process started. They have an environment of innovation that matches our own spirit of innovation, so I feel great about what that means for the future of our platform, and the future of the business overall. So, you can expect that this marriage is one that will be beneficial for all.

Jeff Miller: If you go on to the next page, it puts a little bit of finer point on it. We've covered most of the employee topics here, but I'd like to reiterate something, because there's quite a few things that you're all taking in. The definitive agreement was just reached and signed, definitively last night, at about 11:30, to be more precise. So, this is very new news for everyone in the marketplace. We did tell the public at 9 o'clock this morning with press releases that were issued both in Canada, which is the home of Lumine Group, and the United States. We do anticipate that the transaction will close through a series of regulatory processes that we need to conform to, communications activities with our shareholders, including a proxy vote, seeking the support of our shareholders to vote in favor of the $9 per share offer that's been provided by Lumine Group. That will take some time. So that will take us into the first half of 2026, but we are not waiting to get that process started. Our agreement already contemplates that we will file with the SEC a preliminary proxy in the next 20 days, so we are going to be off and running as quickly as we possibly can. We also have a running start to shareholder support. 21% of shareholders have already voted and committed their vote in favor of this transaction. So we are well along our way to get a majority of shareholders to support the transaction. So we feel highly confident that this is going to be a successful and concluded transaction as we get into the first part of 2026. As mentioned, I kind of addressed the employees… go back for just a second, if you don't mind, Lauren. Employees and the customer comments, I think we've kind of addressed. On the shareholder front, the $9 per share price that has been accepted by our board. We have done and achieved through a very extensive process of evaluating alternatives, other people who are interested in the Synchronoss business. But for our shareholders, it represents a 70% premium on where the stock closed at the end of the market yesterday. We also hope that that will be a very strong incentive for shareholders to provide their support for this transaction. It is an all-cash transaction. That takes out any uncertainty with regard to the resources to make this happen. And we will be moving from a public company to being part of a business unit of, the Lumine Group, which we think will only provide us increased operating flexibility. So now let's talk about next steps. Thank you.

Jeff Miller: First, we do have to close out 2025. We have a clear set of five priorities that have been our guiding post for the year. Those remain. They do not change, and we want to optimize our performance, even over the next near series of weeks, to get the best momentum as we enter 2026. We will continue to stay focused on closing new customer contracts. We have some good progress and good news that's taking place just over the last couple of weeks, and we want to use that as a means by which to springboard into a very strong 2026. And we are in the midst of that planning process, just as the Lumine Group team is, because they've been all together in Toronto this week, planning out 2026 for their portfolio of companies. We will continue our investments in innovation, and the expectations of making our products and services more exciting and engaging for our consumers. That doesn't change. Following the close of the transaction, again, expected in the first half of next year, we will wind down some of our regulatory and compliance activities. We will remain, therefore, in the near term, a public company with all the requirements to disclose and share information with the SEC and shareholders. But we will not be participating in any investor conferences. We will not be proactively, marketing the business in any manner to an investor base. We are now focused on having a successful conclusion to this transaction, and moving into the Lumine family. In terms of our culture, our culture, which is something that I have enjoyed incredibly during my time with Synchronous, is something that you've all created. And I fully expect that you will continue to keep that culture and the dynamics of how we support each other, how we support our customers, our shareholders, and then the communities in which we serve. I expect all of that to continue as we move into the Lumine Group organization. And then finally, I think we've got a very good opportunity to continue to leverage the resources of the Lumine Group and our own resources to continue to help and create growth and development for every member of the team, with now the ability to tap into a broader set of resources. So, if you go to the next page, I do feel quite confident. While this is a Lumine slide, I too feel the future is quite bright. I've had the opportunity to work very closely with David and Tony over the course of the last 3 years on a number of transactions, jointly with clients, and I feel like we are in very good hands with an experienced set of leaders. And I think that that puts this company in a position that it's stronger than it has been in many years, and I think it'll be a bright future for our customers, our employees, and a good outcome for those who are stockholders of Synchronous.

Jeff Miller: With that, as usual, we're going to have Lauren try to help moderate some questions, and I'll do the best I can to answer some. But I will call to your attention that with the press release we sent out earlier today, as I mentioned before, we also included a series of frequently asked questions. So please refer to those. You've got more questions, you can ask your managers, but in particular, as it pertains to the transaction itself, internally, we're guiding people to Mina and to Chrissy to help clarify any questions you might have on the transaction itself. Other than that, Lauren, let me just turn it to you and see what questions are coming to mind.

Lauren Hazelton: Okay, great. Thanks, Jeff. So, one question came in, and I know that David addressed this, but it was regarding Constellation Software and Lumine. Can you just explain what the hierarchy is of the different companies?

David Nyland: Yeah.

Lauren Hazelton: How it's laid out.

David Nyland: Jeff, do you want me to take that?

Jeff Miller: Yeah, please, I think you'll do much better than I.

David Nyland: I mean, I was looking forward to the amusement factor of you answering it, to be honest with you. I'm just joking. Yeah, so… so Constellation owns 61% of Lumine, so they're our major shareholder, so… and because of that, they have, quite a good representation on the board. They have 3 investor nominees on the board. And, they're a great, major investor, because they're a software company, and they really understand M&A, and they understand, performance metrics, and we've inherited most of them from them, so, it's a really good… it's a really good shareholder to have, and yeah. But we… we have our own investment committee, we have our own board, so we do operate that way independently. Hope that makes sense.

Lauren Hazelton: Sure, great, thank you so much. Actually, I think maybe you can answer this question as well, David. But there was a question regarding how the businesses are arranged. Is there any centralized business functions of Lumine? Like, is there just one HR department? I know you said that the businesses that you acquire work independently. I'm not sure if you're able to share any information on that.

David Nyland: Yeah, yeah, we don't do shared services, so we… all of our business units have their own IT, HR, legal, finance, fully functioning management teams, so that they can make decisions locally. And obviously, you have to remember, you know, we're very global, so we have companies in Israel, in South Africa, Australia, Singapore, you know, all around Europe, as well as North America. So, you know, it's very important that they have autonomy to make decisions and have all functions in their business, so they can just be super empowered and accountable for what they're doing.

Lauren Hazelton: That's great. Jeff, a question came in. I know in the beginning of the call, you were speaking about communications within the company, and that this was the first communication about this announcement. Do we have a plan in place about what future communications is going to look like? Like, should people expect to see things via these kind of calls, or email, or do we even know yet, since this is so new?

Jeff Miller: Yeah, certainly. As it pertains to the progress, for example, of the integration activities, we'll use our typical communication mechanisms at Synchronoss. So we will continue to do company-wide sync-ups. Any material announcements that are related to this transaction, we will share company-wide as well. So, our communication processes, which, as all of you know, we do minimally on a quarterly basis, but given the fact that we expect this transaction to close in the first half of next year, I expect that we'll have only increased communication to try to make sure that people understand how things are progressing and what the next steps are.

Lauren Hazelton: Okay, great. A question came in regarding our outstanding debt. What will happen to that once we are fully acquired by the Lumine Group?

Jeff Miller: So, Lumine is purchasing the company. $116.4 million of our equity is kind of what our outstanding shares are times $9 per share, but the entire enterprise value is a little over $258 million, and that is because that includes $174 million in debt, plus our current cash position, sort of net debt, if you will. As a part of that, Lumine is acquiring the entire set of assets. As it pertains to how that will be dealt with, the change in control itself, based on our provisions on our term loan will call the term loan. So, we will have to satisfy… Lumine will satisfy the term loan with TP Birchgrove, who's our current term loan holder. Once that transpires, it'll be up to Lumine to determine how they fund the organization, and I won't speculate at this point in time, nor necessarily put them in the position to have to identify that. But that is sort of what happens with the current outstanding debt. As you can appreciate, we have as a small company, not the lowest cost of capital. And as such, we are hoping that we are able to successfully leverage the scale and the experience of the Lumine Group to pay less interest expense. As an operating business in the future, but, yet to be determined as exactly how to do that. I don't know if there's anything else you'd want to add to that, David, or not at this point.

David Nyland: Not much to add, other than there's no contingency on finance for closing.

Jeff Miller: Yes, great, thank you.

Lauren Hazelton: Okay, great. Of course, there are several questions that came in regarding potential, staff reductions. Do we have any insight into what this might look like going forward for the employees? I'm not sure if you can comment, but…

Jeff Miller: Yeah, I'll comment that right now we don't have any plans for layoffs. We are just getting this part of the announcement shared, that the transaction has been made public. We are going to work together on future integration plans, and as we determine that there might be changes to any of those plans, we'll make sure that they're communicated, but none at this time.

Lauren Hazelton: Okay, great. And then, follow-up on that, a question came in regarding locations. Is there any plan to close locations at this point?

Jeff Miller: No, you heard from David, that the businesses are expected to run autonomously. We have, at this point in time, feel like we've optimized our geographic footprint. There are no changes planned for our geographic locations. That includes our headquarters in New Jersey, and all of the other locations around the globe.

Lauren Hazelton: Okay, great. A question came in regarding, unvested shares and unvested PBC grants.

Lauren Hazelton: Do you…

Jeff Miller: Let me turn this to an expert. So, Mina, if you don't mind, you just comment quickly on how those will be treated as part of the definitive agreement.

Mina Lackner: Yep, so PBCUs, as you know, are 3-year plans. Any years that, have been vested prior to 2025, you will receive whatever was earned in those years. For 2025 and go forward, they will be paid at Target. PBCUs, as you know, can be paid out in shares or cash. They will be converted to shares, and then paid at $9 per share at close. PBCCs, similarly, are 3-year plans. Anything prior to

2025 is already earned. Anything 25 and beyond is a target. Since those are already cash, those will just be paid out at cash at close. And unvested RSAs will also be transitioned to shares at $9 a share and be paid at close. Vested and… unvested and vested.

Jeff Miller: If you have follow-up questions on that, I will invite you, as Mina would, to reach out to her directly. We'll be glad to make sure that it's clear to everybody.

Lauren Hazelton: Okay, great. Jeff, a question came in regarding the timing of things. I know you kind of mentioned first half of 2026 that potentially we could close. Do you have anything else you could add to that when we think this might happen?

Jeff Miller: Well, just to give you an idea, some of the major steps here that have to occur is that we do have to file a proxy, that outlines the entire process that's been followed to reach this decision with the SEC. It is up to the SEC if they want to opine and evaluate and review that proxy. And that's their decision. If they choose to do so, it could take an extra 30 days for that to occur. So, because there are variables such as that, we don't have a precise timeline, but as I mentioned, we're starting immediately. So, we've already begun the preparation of our proxy filing. We have a commitment in place with the Lumine Group that we will file that in the next 20 days. That gets the process started. There are also other regulatory processes that we will need to make sure that we comply with, although the expectation of both the Lumine legal team and our own is that we will not have to jump through too many regulatory hoops based on the size of this transaction and the nature of the transaction itself. So, no precise time frame. That's why we're being quite specific that it's really somewhere in the first half of 2026, and we're going to try to make this happen as rapidly as possible. It's in the interest of both parties to do so.

Lauren Hazelton: Okay, thanks so much, Jeff. Okay, a question came in regarding the business in general. Why?

Jeff Miller: Why did we decide to sell the company? Yeah, that's a great question. So, we have gone through quite a bit of soul-searching in the last five years, right? Evaluating the prioritization of the company, and all of you represent the fact that we prioritized our cloud business over the last 4 years. And despite making very good progress, with regard to our strategy, focusing on the profitability of our cloud business, improving the margins that we provide to the marketplace, both at a gross margin level and an EBITDA margin level, we have not been well recognized in the public markets, as reflected in our stock price. We also, as a smaller company, find ourselves often not getting the best terms on things like long-term debt. We believe that leveraging the scale and the experience of Lumine is going to further unleash the power and the capabilities of the platform we have. It gets us access to more expertise that could accelerate our global expansion. And as I mentioned, if we are successful at leveraging things, even like the AWS relationship that exists with the full scale of Lumine, we can improve the operating performance and profitability of the business for all. So, we think in those circumstances, this is a very good outcome. For our shareholders, it's a means by which to provide them certainty through an all-cash offer of a very fixed price that is a significant premium to the current trading price. So, we believe, therefore, all stakeholders in this are going to win, including our customers. We're going to know that we are backed by a significantly scaled software company with deep experience. And in some cases, in many cases, they have the same relationships with the clients we serve today, such as Verizon and SoftBank and others.

Lauren Hazelton: Okay. David, or Tony, I believe that this question's going to be for you. How does Synchronoss compare to your current portfolio of companies that you already own in terms of revenue, contribution, and business size?

David Nyland: Yeah, I can take that. So, we have… we have probably 3 business units about the same size as Synchronoss today, and we're adding more over time. So, we've been trending, in the last 3 or 4 years in particular, to larger acquisitions. So, we have a lot… we have some smaller businesses, some medium-sized, and then larger so you would be approximately equal, probably slightly higher on revenue than two of our other business units. Most notably Wide Orbit, which is in the media ad space which was a landmark acquisition for us in 23 when we did our IPO, and Motiv, which was a very large asset we acquired from Nokia, also in 24. So that's, as you can see, in recent history, part of a new trend of acquiring much larger companies, and we think that will be a significant part of our future to be determined, because then, you know, obviously, anything can happen, but that is kind of the trend at this point.

Lauren Hazelton: Okay, great.

Jeff Miller: I might add, Lauren, on this, and it's notable, if you take a look at the press release and the quote that David has provided in the press release announcing today's transaction, this is the first public company acquisition being made by the Lumine Group. So, we are a bit breaking some new territory, which I think was part of, certainly, the game plan of the Lumine Group over time. So, we're happy to be the first.

Lauren Hazelton: Very exciting. Jeff, I know that you covered this in the presentation earlier, but just to reiterate, there was a question that came in regarding benefits and compensation. Is there any plan of change for that for 2026?

Jeff Miller: No, there is not. In fact, our agreement contemplates that, so you can expect continuity of the benefits and compensation structure that we have today, such that this should be a very smooth transition that is not disruptive to the employee base in that process.

Lauren Hazelton: Okay. Does the employee length of service remain the same upon transition? So if we're here, let's say, 18 years, will we be considered the same at Lumine?

Jeff Miller: You will, in fact, you know, all years of service will be recognized as we transition into the Lumine Group, including years of service that might have even predated a company that

Synchronoss acquired, earlier. So, yes, that also was contemplated and fully supported by the Lumine team.

Lauren Hazelton: Okay. I'm not sure if we can answer this question, but, does Lumine grant share options as part of compensation?

Jeff Miller: I don't know if they want to go into the details. I do know that it is part of some of their compensation structure, but…

Jeff Miller: Tony, do you…

David Nyland: Yeah, so…Yeah, I can… I can answer that. Yeah, so we… when we issue our bonuses every year. I don't want to get into the details right now, but we do issue shares, but not… not options, so… We have a non-dilutive mentality, so the number of securities… just to give you an example, number of securities outstanding in Constellation at the time of the IPO in 2006, is exactly the same number of shares outstanding here in 2025. So, rather than stock options, we… we actually acquire shares on the open market and award those shares as part of our bonus program. So, they're owned immediately. They are subject to some vesting, but they are owned immediately, permanently by our management and employees, and that's been a very effective program in terms of getting Lumine ownership into the management employees of Lumine. And like I said earlier, we're just at the very start of the journey in terms of the amount of runway we expect to have as a public company and the future potential.

Lauren Hazelton: Okay, thanks. Jeff, a question came in.

Tony Garcia: Sorry, sorry, can I just, can I just add into there? Yeah, those shares that are acquired as part of the bonus plan are actually acquired after income tax. So, you know, it's, they really are your shares, and not, sort of, going to be triggering additional, taxes from that point of view, other than capital gains, we hope.

Jeff Miller: Yes.

Lauren Hazelton: That's okay. Okay, Jeff, a question came in. So, going forward, after the deal closes, a question came in, do we stay public? Which I know you answered, but if you could just restate.

Jeff Miller: No, thank you. Once the transaction is complete, we will no longer operate as a public company. That's also why there will no longer be outstanding shares of stock. Those will all be satisfied at $9 per share. We will become a privately held entity and work and operate as a business unit within the structure of the Lumine Group. And as we've discussed with the Lumine leadership team, we will be Synchronoss, a brand and an operating entity, as a standalone entity within their organizational structure, as a private company within a public company.

Lauren Hazelton: Okay, a question came in regarding customer support going forward. Is anything going to change in the business of Synchronoss as of now?

Jeff Miller: No. Right now, our role is to continue to have smooth continuity for our customers, and to provide them confidence that being part of the Luminef amily is only going to provide greater access to our ability to serve them over time. And, our team members will not be changing in their roles and responsibilities, and we don't expect changes for our customers as well.

Lauren Hazelton: Okay, so I think you just said this, but a couple of questions came in regarding org structure. So going into 2026, we don't expect any changes going into 2026.

Jeff Miller: That is correct, yeah. Again, I'm pleased that the part of what has attracted the Lumine team to Synchronoss is part of the talent of the organization, and as such, we will be transitioning into the organization as we are today, and don't expect immediate changes to that.

Lauren Hazelton: Okay, great. I think we made it through most of the questions, just, one particular comment for you, David. Thank you so much for your introduction to Lumine, and I feel like the values of our company and your company are directly aligned, that we're very innovative, and we worked together to get things done. So, just one comment came in about, the opportunity for the future, and I didn't know if you wanted to just add something to that about the future, about what you see, potentially, for Synchronoss as a company?

David Nyland: Yeah, I mean, I see the company prospering and growing, and, you know, I see that as I, you know, as we look into the future, we see more customers. I think, you know, I think Verizon would be very, very happy if they weren't, were an insignificant customer, let's put it… So, our goal is to make Verizon an insignificant customer, and it's not that we're not going to grow Verizon, of course we will, but we want to grow the relationships you already have with your other customers, you know, to significant levels, and we also want to support you. We have so many great customers that we have access to, so… Yeah, so we're very excited about the future.

Lauren Hazelton: That's great. Okay, Jeff, we made it through the questions. Back to you.

Jeff Miller: Well, and now David and Tony get a sense as to why we ask you to moderate all the questions, Lauren. So, I will once again, there are dozens and dozens of people within the Synchronoss organization who have worked tirelessly to help enable today's announcement and this transaction. I cannot tell you how humbled I am to watch how hard they've all worked, the sacrifices they've made to help make this possible. It is because it's not me or just our board of directors, who feels that this is in the best interest of the company, but it is a broad cross-section of the leadership team here. I want to thank all of you who helped contribute to this, support this. But in fact, everyone on this call has made Synchronoss an attractive company that Lumine wanted to invest in. And I greatly appreciate the work that has gone into that, and you've put us in a position to now be a part of a larger family that I think will be utterly successful going well into the future. Thank you all for taking the time today. David and Tony, thank you for introducing us to Lumine and your interest in our business, and we look forward to working with you well into the future. Have a great rest of your day, folks.

Tony Garcia: Thanks very much.

David Nyland: Thanks, guys. Thank you.

Global SyncUp Meeting Playback Communication

To: Global Team
From: Employee Comms
Subject: Global Sync Up, Meeting Recording

Global Sync Up
Meeting Recording

Thank you to everyone who joined our Sync Up earlier today. We appreciate you taking the time to connect and participate in our discussion about today’s important business update. This session is just one of the many steps we’ll take to keep communication open and ensure everyone stays informed and supported throughout our transition to the Lumine Group.

Let’s keep the positive momentum going as we work together to close out the year strong!

Meeting Playback
Passcode: d?N#3t0Q

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine Group (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine Group and Skyfall Merger Sub Inc., the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between Lumine Group and Synchronoss (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER.

The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Merger.

Transcript of Jeff Miller's ESLT Presentation

Jeff Miller: Thank you very much. As so many of you know, and have very favorably contributed over the course of, we have been evaluating strategic alternatives for the company. And we wanted this group, who have contributed to that effort so significantly, and the fact that you all represent significant leadership roles to help in the next step in communication. We wanted you to be the first, of course, to hear that officially, at 11:30 last night, we signed a definitive agreement with Lumine Group to be acquired by that organization, such that Synchronoss, for $9 per share, will become a private company and a portfolio company within the Lumine Group. This represents an enterprise value of the Company of about $258 million plus and all shareholders across Synchronoss and all other shareholders will be receiving $9 per share in that transaction.

Jeff Miller: Lauren, you doing okay with the presentation?

Nicholas DeVito: She's working on fixing the screen.

Jeff Miller: Do a switch swapping the… which is presenting?

Nicholas DeVito: There it is.

Jeff Miller: There we go.

Jeff Miller: So, if you go onto the next page... As I mentioned our communications related to this will be closely regulated, so every document that we send out, every bit of Q&A and FAQs that we have prepared on behalf of the team will all carry a certain legend speaking to the seriousness of the content that we're sharing, because from this point forward, every communication that we have will, in some form or fashion, influence the communication we also have with the outside world, and all of you as shareholders in effort to gain support for the transaction that we're about to announce.

Jeff Miller: So at 9 o'clock this morning there will be a pre-market announcement of the fact that, in fact, we did sign a definitive agreement last night with the Lumine Group, to be acquired. So what I'll go through today will also go through in a company-wide town hall at 10 o'clock Eastern Time this morning. And we will share more information about the announcement. For those who are not familiar, we'll give them a glimpse into Lumine Group.

Jeff Miller: For the 10 o'clock Company-wide sync-up, we will be joined by CEO David Nyland and COO Tony Garcia, who will be a part of that call to welcome Synchronoss into the Lumine Group family as we prepare to move from a definitive agreement into a closed transaction, which we expect to take into the first half of 2026.

Nicholas DeVito: Jeff?

Jeff Miller: Yeah, please, go ahead, Nick.

Nicholas DeVito: You mentioned a 10 o'clock sync-up, I don't see that on a calendar.

Jeff Miller: You don't see it on the calendar because the press release hasn't been issued.

Nicholas DeVito: Oh, makes sense. Sorry to interrupt.

Jeff Miller: No, no, that's okay, that's a very logical question.

Jeff Miller: So, what will transpire is as follows.

Jeff Miller: We will issue the press release at 9 o'clock in the marketplace. Immediately following that, an invitation will go out to all employees inviting them to a 10 o'clock meeting. Doesn't give them a lot of notice, but clearly we would like to provide people an update and context on this information and this press release as human… as soon as humanly possible following the announcement itself. So that's why we've pulled that together soon, and that's also why you don't see it on your calendar quite yet. We'll talk about our expectations and the implications of the stakeholders that we have, including, of course, our employees, our customers, and shareholders. And then we'll talk a little bit about the timeline for next steps. We're going to do that now, just to make sure that you have an opportunity to sort of digest this a bit, because we know that there will be a ton of questions and with that, you are going to be in a position where you'll be asked to try to help facilitate the dialogue along some of those questions.

Jeff Miller: So, if you can go back, Lauren, I'm not quite sure... Why we're… there we go. So, let's start there. Is it automatically moving, or what's going on?

Lauren Hazelton: Yeah, let me… can I stop sharing for a second? I gotta fix the presentation.

Jeff Miller: Yeah, thanks. So, we're combining with Lumine, as you can see, at least visually Lumine Group, as you all know, was the acquirer of our Messaging and NetworkX businesses. Those businesses have continued to perform and perform well under their auspices, in fact, as 3 separate branded businesses and in a similar manner, Synchronoss will become a standalone business unit within the Lumine portfolio of companies. Lumine Group has acquired, over the last 11 years, approximately 35 software and media-related companies and their mantra, as you may recall from the last time we had a conversation like this, is that they are a buy and hold forever owner of software and media companies. We feel like this is a great position for Synchronoss to land to put us in a very strong position for financial backing and to enable our continued investment in our people, in our product, and our platform, and for great continuity of our customers.

Jeff Miller: So Lauren, you let me know when you're ready to step in back into that.

Lauren Hazelton: Just give me one second.

Jeff Miller: That's alright.

Lauren Hazelton: Okay.

Jeff Miller: And if… I can ask everyone else to go on mute just to make sure that we don't have feedback. Thank you. We do not need to read this, but I do appreciate the fact that you've put it up. As I mentioned, every bit of correspondence we have related to the transaction will include this information and it is to ensure that we're being fully disclosing on the fact that this communication is related to the transaction of Lumine's acquisition of Synchronoss, and that all of this will also be followed by us filing a proxy statement, which our shareholders will have an opportunity to review thoroughly in advance of a shareholder vote. A shareholder vote will be required in order to complete the transaction successfully.

Jeff Miller: Now, if you can go on to the next page. I think you can pass on this one. And let me just kind of step through all aspects of the announcement, and then we'll go into this in more detail.

Jeff Miller: First, as mentioned, we will be acquired by Lumine for a compensation of $9 per share for all outstanding shares in the company. We will then become a standalone operation under the Synchronoss brand as a part of a business unit within the Lumine portfolio. Lumine is a rather vast enterprise with, as I mentioned, over 30 companies that they have acquired over time. They have also refined the way that they leverage leadership across those companies. The Lumine playbook on how they operate and manage their businesses and a broader access to Constellation Software, which is their parent company, which is a significant multi-billion dollar operator of software companies across Canada and across the world.

Jeff Miller: Now, Lumine's reach is quite vast. They have a network of over 1,500 global service and content providers, so as you can appreciate, what this gives us access to is much greater depth than us as a standalone micro-cap company. It will also put us in a position… we will have a solid financial foundation by improving our capital structure, and therefore making the profitability of Synchronoss, really shine through, like it has not in the past, because we have been burdened by such high costs of debt. We think this is going to be very advantageous for the employees. Again, this is going to provide a stability that we have not enjoyed as much as we would have liked over the last number of years. With very deep resource access, the ability to leverage the scale of the Lumine organization, their vast organization now of over 3,300 people. We will add another 750 to that, and our presence with our multiple countries will just be a microcosm of their larger organization, which is quite global.

Jeff Miller: As I mentioned, the transaction is expected to close in the first half of 2026. In fact, we will be filing our proxy with the SEC within the next 20 days to help facilitate that process. Let's go on to the next page, if you don't mind.

Jeff Miller: In terms of the key stakeholder impacts, we are going to run the business as usual. Synchronoss is going to remain, the brand is going to remain, our customers remain, our product line remains. So, minimal changes to roles and responsibilities as we just kick off an integration process that will begin following this.

Jeff Miller: There are no plans to change benefits or compensation, at least for a year. So no changes are expected in the way that you're all treated and all members of our team are treated financially, or the benefit packages associated with that.

Jeff Miller: Lumine is a remote working environment, so the question that I get asked most frequently, of course, in our sync-ups has to do with our preservation of the flex work policy. We don't expect any change in that either, or in PTO policies, or in reporting structures.

Jeff Miller: One of the assets, the largest asset, that Lumine is interested in is the talent of the company. So there will be continuity and expectation that the organization will move over inside of Lumine as we are.

Jeff Miller: 2025 bonuses come quickly to mind. We have it in the agreement that 2025 bonuses will be paid in Q1 to eligible employees. So everything that we would have expected to do as it pertains to our performance and treatment of employees will continue. And as it pertains to 2026 merit, we're still working through our 2026 plans to define exactly how that merit will be fitting in the plan. But right now, our intent is to have merit in 2026.

Jeff Miller: We also believe that this will give us even greater access to the learning and development opportunities. While we have a very significant learning and development program that's been, I think, ramped up significantly in the last few years. We are going to see that even expand with reach into the Lumine playbook, how they manage leadership and development, and I think that that will be a new, fresh form of learning and education for a lot of us, and I'm looking forward to taking advantage of something that has allowed their business to operate and perform quite well.

Jeff Miller: That also speaks to the other resources that are available. And, I think that their commitment to our business and the commitment to our shared customers is one that is going to continue to breed and invest in our innovation. And in fact, our relationships with key customers, such as Verizon, is a shared connection. Lumine has already 3 or 4 other businesses that serve Verizon, and I want to assure you that Verizon and key select leaders in Verizon are well aware of this transaction and have participated actively in the vetting process as we've evaluated this as a partner alternative.

Jeff Miller: In terms of customers, well, we fully expect that by virtue of the buy and hold forever philosophy, that we are going to be in a terrific position within the Lumine portfolio, and that as a software company, we fit very well into their business structure. Our margin structure and the attractiveness of our cloud business is something that they have been very interested in for quite some time, and now we'll be in a position to continue to support that under their umbrella. No changes will be in place for our customer interactions, or SLAs.

Jeff Miller: We will have more access to additional resources. One of those examples that Victor's gonna be happy about is that they have a very large AWS relationship, so we should be able to draft off of even better economics associated with our infrastructure. That's just one of many, many examples.

Jeff Miller: I also feel like they're going to learn from us in the area, for example, of security. I think they're quite intrigued at the depth and the organizational prowess that Synchronoss has within Mark's organization and the rest of the business, just as an example.

Jeff Miller: Product innovation continues, and it puts us in a position now to scale this business and invest even more, because we will have improved operating cash flow based on the way that we would expect that they will be acquiring all of our debt as well as all of our equity, and put us in a position where, again, the operating performance of our business will be a better reflection of the profitability of Synchronoss over time.

Jeff Miller: So, I'm quite excited about this. The leadership team and many of you have been working for a very long time to try to navigate the strategic process that was a very extensive process.

Jeff Miller: We looked, in conjunction with the guidance of T.D. Cowan, at a number of prospective buyers and partners. And we found that this was the best alternative and option that was available to us and to our shareholders. And the price of $9 per share, which the transaction is closing on will represent a 70% premium over the closing stock price on yesterday's trading. Which is, of course, if you're familiar with it, that is a rather significant premium in the marketplace.

Jeff Miller: So, we've covered a number of these items, but just to play it out one more time. The definitive agreement has been executed, as of last night, which means we are both committed to see this through conclusion and a close, which, again, we expect to take until the first half of next year.

Jeff Miller: In order to get there, we will go through a proxy statement, which will be issued to our shareholders, and our stockholders will have to vote in favor.

Jeff Miller: We already have in place 21% of our outstanding shares voted in favor of this transaction as a good running start. So we feel confident that this will be accepted and approved successfully by a broader set of shareholder base.

Jeff Miller: We will also have to go through a normal set of regulatory steps in order to make sure that the conclusion of the transaction is meeting all of its requirements. We will do that closely in conjunction with Lumine and in the guidance of our legal and financial advisors.

Jeff Miller: So, we've kind of talked about the employee segment of things, we've talked about the customer segment of things, and I just touched, really, on the shareholder side of it. We do feel like this is a win for all stakeholders, and puts us in a position where I think Synchronoss's performance and what changes we've made to the business over the course of the last 4 or 5 years will really be beneficial to the business and really get a better light of day as opposed to some of the challenges that we face by operating as a very small, micro-cap public company.

Jeff Miller: So, I'm going to push to questions, and invite you to hit me with what we can. There will be a series of FAQs distributed to this group immediately following this meeting providing you an opportunity to read through those and be in a position to try to help support what will undoubtedly be a large number of questions from your employees.

Jeff Miller: We will, however, try to address this same content in the company-wide town hall. We'll also, again, be joined by the two leaders from Lumine and while we're just starting this relationship, in this new phase of this relationship, we may not be in a position to answer all questions. We will do what we can, and stay within the frequently asked question dialogue that has already been vetted in preparation for these sessions.

Jeff Miller: So, with that, maybe you can move on to the next page, which I think is just a series of next steps. So let me just clarify a few things.

Jeff Miller: Number one. The business will continue to operate, and we are still focused on closing out 2025 as successfully as possible with the exact same priorities that we've been talking about throughout the entire year. Our business with customers is going to continue, and we will be in a position, which has already started, to make sure that we're communicating with customers to set the expectation that we will continue to operate the business as usual.

Jeff Miller: Next, as we finalize our plans for 2026, we will now do so in conjunction with Lumine, but to be clear, the transactions not closed. We are not owned at this point, or a private company yet under the Lumine umbrella, but we signed a definitive agreement to get there. So, we will continue to run and operate as a public company at this time, which means we've got to complete our 2025 year-end performance and 2026 planning. But we'll do so in conjunction with them.

Jeff Miller: Talked about continued focus on innovation of the platform and that is something that will not change in any manner. And once we get through the conclusion of the transaction, and the transaction is actually closed, at that point, we will wind down our public company and regulatory compliance requirements. But until then, we have an extremely high level of expectation of compliance to maintain, and that's also why all of these documents in this session are being recorded, because all of these will need to be filed with the SEC.

Jeff Miller: Our culture is one that I feel very fortunate to be a part of, and it's made up of you and your personalities, and the way that you support each other, and the way we support our communities and our customers. That doesn't change. And I want to invite you to continue to be the ones who help live and realize the Synchronoss culture in the next phase of the company's chapter in the future.

Jeff Miller: And then finally, as I said earlier, this is a great opportunity, I think, to learn from another perspective on how we can optimize the performance of our business. We can expand and leverage relationships that exist with their customers that are not yet customers of Synchronoss, and I have quickly seen in the past that they will leverage one business to try to help expand the other businesses in the Lumine portfolio.
Jeff Miller: So now I will go for questions, because I want to make sure that we have an opportunity to do that. And, let's just open it up unless anybody in the SLT want to say something that I didn't cover?

Patrick Doran: Might be good to address, or just be very specific on the treatment for things like PBCCs and PBCUs with you.

Jeff Miller: Yeah, so, all outstanding stock, once the transaction closed, and this is true for stock, PBCUs, PBCCs, options that would be in the money at $9 per share will be converted to a cash payout at the $9 per share price at the time the transaction closed. That's true for the employees, that's been true for every shareholder we have around the globe.

Mina Lackner: To be clear, PBCCs are already cash, so those will just be paid out, no problem.

Jeff Miller: Yeah, they'll just be paid out of the cash.

Nicholas DeVito: So… Okay, so PBCUs could be cash or stock. Are you saying those will be paid out in cash, too?

Mina Lackner: PBCUs will be converted to stock. PBCC is already cash.

Nicholas DeVito: So then what do we do with the stock? If it doesn't.

Patrick Doran: Truly cash.

Cara Blaszka: It'll be.. I think… is it… are we accelerating? I think the question is what we hold, and then what we have in our equity.

Mina Lackner: So, anything prior to 2025 has already been earned. Anything for 25 and beyond will be paid at Target.

Nicholas DeVito: Paid in cash at Target?

Mina Lackner: Correct.

Jeff Miller: Right, and the RSA…

Nicholas DeVito: RSAs will be… Vested, and shares bought out. So that's what I meant by everything will be converted to cash.

Patrick Doran: There will be no Synchronoss stock after closing.

Lou Ferraro: There'll be no Synchronoss stock records.

George Navarro: Okay.

Lou Ferraro: Jeff, I think one other thing we should just say to everybody on the phone, obviously, let's reiterate, the press release on this will go public at approximately 9 AM, we're gonna have a global town hall at 10am. It would behoove us all to let people read the press release and then attend the town hall, rather than us trying to individually address questions. Your team is naturally going to have that. I think the best and the most consistent thing we can all say is to just say, hey, please tune in for the discussion at 10, and you'll be filled in with all the additional details that you may want to know. I think that's better than us trying to field one-off questions one at a time.

Natalie Wong: Agreed. In addition to that, from a customer-facing perspective, there will be a meeting that we schedule at 11 o'clock, where Javier and I will walk through some of the pre-approved statements and FAQs in terms of how we communicate and engage with our customers on Zoom.

Vinod Raman: Yeah, I was about to ask, definitely a good product, because we have prospects, new prospects, and then if there are going to be any renegotiation on commercials and stuff by that timelines, we probably need to address them.

Natalie Wong: Exactly. That'll be included.

Nicholas DeVito: When would we get the FAQs after the town hall?

Jeff Miller: I think the FAQs to this group are going out right after this call. Is that right?

Nicholas DeVito: We can absorb them, but we shouldn't share them.

Mina Lackner: It's gonna go to all employees with the all-employee notice that will go out after the press release.

Jeff Miller: Yeah, so the intent is to really try to help address the communications as best we can in a very consistent manner, so it's that everyone gets the exact same feedback and responses, and to try to help people better understand this. I know that this is going to hit a number of our employees, hundreds of employees as a big surprise. Some cases a big shock. And therefore, we want to make sure we're doing the best we can to support communications. It starts today, not going to finish today. This is just the beginning, so, you will all play a role in helping to communicate and cascade the communication

Jeff Miller: But we won't be creating up, you know, creating new answers to questions. We really will be following the outline of those that we have developed and put in the FAQs. If there are areas that we don't have clarification on yet, we'll let everybody know that that's still being finalized. But we've tried to anticipate some of the most important and most logical questions right out of the gate. Other questions from this group?

Michael Bellomo: Hey, Jeff, not really a question, but a comment. I think one thing that is going to be the question that everyone asks is, what's going to go on with leadership? Is it going to be the same people? What do the changes look like, etc. Like, I would expect that to happen.

Jeff Miller: Of course, great question. And the expectation right now is that one of the reasons that Lumine was very interested in the business is because of the leadership team. We expect a full transition to the organization into the Lumine organization, so there won't be any changes in the leadership team as we get this process started. You could expect all the same folks who are wearing their outfits today to be wearing their outfits next week.

Nicholas DeVito: Okay. The question's gonna be though because you had a bubble there, like, step 2 or 3 was about, you know, budgets for 2026, and that's… and look, we can't avoid this. People are gonna wonder, what does that mean for me?

Jeff Miller: Oh, of course, everyone's wondering what that means for me. At this point in time, we have no plans for layoffs and we are working through the 2026 plan, as we… as many of you have already contributed. As it goes into 2026, and we start working in conjunction with Lumine, if there are any updates to any of that, then we will certainly communicate it along the way. But right now, we have no plans.

Lou Ferraro: Jeff, probably, important to just let the group know, when the PR hits the exchange that we trade on, NASDAQ, puts a credit hold on our stock, and that's an obvious issue. It's a protocol issue, it's not unique to us, that's the way that works and that stock trading protocol is usually lifted by about 9:50 a.m, if they suspect that there would be a pent-up additional trading demand, because normally your stock would trade up very quickly to the sale price. So the lift on the trading window then would be removed at around 9:50 or 9:55 this morning, just so everybody… if you decide to go look at that, you're like, don't panic, that's protocol for NASDAQ.

Jeff Miller: Other questions?

Mark Denihan: What's the significance? We're still allowed to wear shorts at the Bridgewater office, Jeff?

Jeff Miller: Pardon me?

Michael Bellomo: We're still allowed to wear shorts at the Bridgewater office in the summer?
Jeff Miller: Absolutely you, George. Absolutely. I would expect nothing less. Listen, I understand it's going to be 13 tomorrow. I'd like to see you show up tomorrow.

John Murdock: What's going on?

Lou Ferraro: Or at the holiday party.

Nicholas DeVito: Do you wear shorts and Hokas in winter?

Lou Ferraro: I've never seen Santa in shorts.

Bill Blauvelt: George, George, for the record, I don't want to see you in shorts.

Jeff Miller: And I would like you to know that this is going to be filed with the SEC, so that is something that we will let the entire Marketplace know.

Jeff Miller: Other questions...
Suren Nathan: What's the anticipated closing timeframe?

Lou Ferraro: What we're consistently saying at this point, Suren, and it's because there's no precision to it...

Jeff Miller: First half of 2026.

Suren Nathan: Okay.

Jeff Miller: It is quite possible it'll take less time than that. We do not expect significant regulatory hurdles. We do not know if the SEC will choose to take time to review our proxy, so there are variability, or variables in there that can't be fully predicted. So, we're just consistently going to reference the first half of 26.

Suren Nathan: Okay, thanks.

Jeff Miller: You bet.

Jeff Miller: I would like to just express my personal thanks. Many of you have worked as part of this strategic evaluation of alternatives for the full year. Some people have worked with incredible intensity for many, many months for us to ensure that we make the best decision we can for the company. A good number of you had your Thanksgiving holiday absolutely trashed by virtue of the interruptions that this transaction represented. I believe it's all worth it. I think it is the right next step for the company. I think it positions us well for the future and I think we have the opportunity, just as we did yesterday, to define the future, the success of that future. And I want to express my appreciation for how many sacrifices you have all made just to put us in a position to have this conversation today. The Lumine team is very excited about us joining the family. And I share their enthusiasm, and look forward to communicating this to the broader employee base later today. And to our customers, which will also be part of the day's activities. Any other questions before we adjourn? And I'll give people some time in advance of our next call, which will take place in an hour.

Jeff Miller: I would encourage you, once, I think the meeting notice has now gone out, or is just going out for the 10 o'clock or as soon as the press release hits the wire, it will. I would encourage you to reach out to your teams to bring to their attention the fact that we have invited them all to a company-wide sync-up with very short notice, but that we would really like to have them join us all in conjunction with the announcement that's gone out. In addition to the press release being issued publicly, as we always do, an internal note by Jane has been sent out in parallel that links to the press release. So, it'll very quickly be known in the marketplace, and it'll be known by our employees. But let's try to get as many people as we possibly can on that global sync-up to ensure that we are communicating as clearly as we can, and consistent with the conversation we just had here.

Jeff Miller: There are no more questions. Again, I want to thank you all. Look forward to seeing you in about an hour.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes certain forward-looking statements about, among other things, the proposed acquisition of Synchronoss by Lumine Group (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that the Company’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction;

(ii) the possibility that competing offers or acquisition proposals will be made; (iii) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; (iv) potential litigation relating to the Transaction that could be instituted against Lumine Group and Skyfall Merger Sub Inc., the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; and (xii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It
In connection with the proposed transaction between Lumine Group and Synchronoss (the “Merger”), Synchronoss intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY

VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER.

The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Merger.